UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 13, 2006, Carrols Corporation (the “Company”) issued a press release announcing the Company’s preliminary financial results for the fiscal year and fourth quarter ended January 1, 2006. The full text of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
99.1	Press Release, dated February 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carrols Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: February 14, 2006	By:	/s/ Paul R. Flanders
	Name:	Paul R. Flanders Vice President, Chief Financial Officer and Treasurer